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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 11, 1997



                         COMMISSION FILE NUMBER 0-27130


                             NETWORK APPLIANCE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                CALIFORNIA                                77-0307520
       (State or other jurisdiction                      (IRS Employer
            of incorporation)                          Identification No.)


       2770 SAN TOMAS EXPRESSWAY, SANTA CLARA, CALIFORNIA        95051
       (Address of principal executive offices)                (Zip Code)

         Company's telephone number, including area code: (408) 367-3000


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ITEM 5.  Other Events

        On November 11, 1997, the Board of Directors approved a two-for-one stock split of the Company's common stock to be distributed on or about December 18, 1997 to holders of record on December 8, 1997. After the split, the Company will have approximately 33,200,000 shares of its common stock outstanding based on shares outstanding at October 24, 1997.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NETWORK APPLIANCE, INC.


Date:  November 26, 1997       By: /s/ JEFFRY R. ALLEN
                                    --------------------------------------------
                                    Jeffry R. Allen,
                                    Vice President Finance and Operations,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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